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                -------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                       SECURITIES AND EXCHANGE ACT OF 1934


                Date of Report (Date of earliest event reported)
                                October 30, 2001


                     Structured Asset Securities Corporation
                     ---------------------------------------
             (Exact Name of Registrant as Specified in its Charter)



         Delaware                  333-63602                74-2440850
   ------------------             -----------              ----------
State or Other Jurisdiction       (Commission           (I.R.S. Employer
     Of Incorporation)            File Number)          Identification No.)



     101 Hudson Street, 33rd Floor
        Jersey City, New Jersey                               07302
        -----------------------                            ------------
    (Address of Principal Executive                         (Zip Code)
               Offices)


       Registrant's telephone number, including area code: (201) 524-2437


                                    No Change
          -------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)


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         Item 5.  Other Events. 1

                  Filed concurrently herewith under Form SE are certain materials (the "Computational Materials") furnished to the Registrant by Lehman Brothers Inc. (the "Underwriter") in respect of Amortizing Residential Collateral Trust Mortgage Pass-Through Certificates, Series 2001-BC6, Class A, Class A-IO, Class M1, Class M2 and Class B Certificates (the "Certificates"). The Class A, Class M1, Class M2 and Class B Certificates are being offered pursuant to a Prospectus Supplement, dated October 30, 2001, as supplemented by the Supplement to Prospectus Supplement, dated October 31, 2001, and a Prospectus, dated July 27, 2001 (together, the "Prospectus"), which are being filed with the Commission pursuant to Rule 424(b) under the Securities Act of 1933, as amended (the "Act"). The Certificates have been registered pursuant to the Act under a Registration Statement on Form S-3 (No. 333-63602) (the "Registration Statement"). The Computational Materials are incorporated by reference in the Registration Statement.

                  The Computational Materials were prepared solely by the Underwriter and the Registrant did not prepare or participate (other than providing the background information concerning the underlying pool of assets upon which the Computational Materials are based to the Underwriter) in the preparation of the Computational Materials.

                  Any statements or information contained in the Computational Materials shall be deemed to be modified or superseded for purposes of the Prospectus and the Registration Statement by statements or information contained in the Prospectus.


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1 Capitalized terms used but not otherwise defined herein shall have the same meanings ascribed to them in the Prospectus.

                                       2



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Item 7.  Financial Statements; Pro Forma Financial Information and Exhibits.

         (a)      Not applicable.

         (b)      Not applicable.

         (c)      Exhibits:

                  99.1              Computational Materials. (P)


                                       3
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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      STRUCTURED ASSET SECURITIES
                                        CORPORATION



                                       By: /s/ Ellen V. Kiernan
                                          -------------------------------------
                                             Name: Ellen V. Kiernan
                                             Title:   Vice President



Dated:  October 30, 2001


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                                  EXHIBIT INDEX



Exhibit No.        Description                                 Page No.
-----------        -----------                                 --------


99.1               Computational Materials                       P